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Exhibit 8: List of subsidiaries

As at 30 June 2002, the significant subsidiaries of Telecom Corporation of New Zealand Limited and their country of incorporation were:

                                                                  Country of
Subsidiary                                                        Incorporation
---------------------------------------------                     --------------
AAPT Limited                                                      Australia
TCNZ Australia Investments Pty Limited                            Australia
TCNZ (Bermuda) Limited                                            Bermuda
TCNZ Finance Limited                                              New Zealand
TCNZ Financial Services Limited                                   New Zealand
TCNZ (UK) Investments Limited                                     United Kingdom
TCNZ (United Kingdom) Securities Limited                          United Kingdom
Telecom Directories Limited                                       New Zealand
Telecom Directories Holdings Limited                              New Zealand
Telecom Enterprises Limited                                       New Zealand
Telecom Europe APS                                                Denmark
Telecom Europe Holdings APS                                       Denmark
Telecom Europe 3G APS                                             Denmark
Telecom Investments Limited                                       New Zealand
Telecom Mobile Limited                                            New Zealand
Telecom New Zealand Limited                                       New Zealand
Telecom New Zealand Finance Limited                               New Zealand
Telecom Pacific Limited                                           New Zealand
Telecom Purchasing Limited                                        New Zealand
Telecom Southern Cross Limited                                    New Zealand
Telecom Wellington Investments Limited                            New Zealand

All subsidiaries listed above are 100% owned.